UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2021

OWL ROCK CAPITAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01190	47-5402460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 38th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ORCC	The New York Stock Exchange

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On August 17, 2021, Owl Rock Capital Corporation (the “Company”) issued an additional $400 million aggregate principal amount of its 2.875% notes due 2028 (the “New Notes”). The New Notes were issued as additional notes under the Base Indenture, dated as of April 10, 2019 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association (the “Trustee”), as supplemented by the Seventh Supplemental Indenture, dated as of June 11, 2021 (the “Seventh Supplemental Indenture”; and together with the Base Indenture, the “Indenture”), pursuant to which the Company issued $450,000,000 aggregate principal amount of the 2.875% (the “Existing Notes”) on June 11, 2021.

The New Notes are being treated as a single series with the Existing Notes under the Indenture and have the same terms as the Existing Notes. The New Notes have the same CUSIP number and are fungible and rank equally with the Existing Notes. Upon issuance of the New Notes, the outstanding aggregate principal amount of the Company’s 2.875% Notes due 2028 became $850,000,000.

The New Notes will mature on June 11, 2028, and the Company may redeem some or all of the New Notes at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the New Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the New Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 30 basis points, plus, in each case, accrued and unpaid interest to the redemption date; provided, however, that if the Company redeems any New Notes on or after April 11, 2028 (the date falling two months prior to the maturity date of the New Notes), the redemption price for the New Notes will be equal to 100% of the principal amount of the New Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

The New Notes bear interest at a rate of 2.875% per year payable semiannually on June 11 and December 11 of each year, commencing on December 11, 2021. The interest payment that the Company will make on December 11, 2021 will include $2,108,333.33 of accrued and unpaid interest from June 11, 2021 up to, but not including, August 17, 2021. The New Notes are direct unsecured obligations of the Company.

The Company expects to use the net proceeds of this offering to pay down its existing indebtedness, including its existing indebtedness under the Company’s SPV Asset Facility III, which matures on December 14, 2023, and the Company’s SPV Asset Facility IV, which matures on April 1, 2030. Amounts drawn under the SPV Asset Facility III currently bear interest at a weighted average interest rate of 2.3% and amounts drawn under the SPV Asset Facility IV currently bear interest at a weighted average interest rate of 2.3%.

The Indenture contains certain covenants including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended, or any successor provisions, but giving effect, in either case, to any exemptive relief granted to the Company by the Securities and Exchange Commission, and to provide financial information to the holders of the New Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, upon the occurrence of a change of control repurchase event (which involves the occurrence of both a change of control and a below investment grade rating of the New Notes by Fitch Ratings, Inc., S&P Global Ratings, and Moody’s Investor Service), the Company will be required to make an offer to purchase the New Notes at a price equal to 100% of the principal amount plus accrued and unpaid interest to, but not including, the date of purchase.

The New Notes were offered and sold pursuant to the Registration Statement on Form N-2 (File No. 333-239775) previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated August 10, 2021, a final prospectus supplement dated August 10, 2021, and the pricing term sheet dated August 10, 2021. The transaction closed on August 17, 2021.

The foregoing description of the New Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh Supplemental Indenture and the accompanying Form of 2.875% Notes due 2028, respectively, each filed as exhibits hereto and incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

4.1	Indenture, dated April 10, 2019, between Owl Rock Capital Corporation and Wells Fargo Bank, National Association (incorporated by reference to Exhibit (d)(2) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-233186) filed on September 20, 2019).

4.2	Seventh Supplemental Indenture, dated as of June 11, 2021, between Owl Rock Capital Corporation and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on June 11, 2021).

4.3	Form of 2.875% Note Due 2028 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on June 11, 2021).

5.1	Opinion of Eversheds Sutherland (US) LLP

23.1	Consent of Eversheds Sutherland (US) LLP (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Owl Rock Capital Corporation

August 17, 2021	By:	/s/ Alan Kirshenbaum
		Name:	Alan Kirshenbaum
		Title:	Chief Operating Officer and Chief Financial Officer